Supplement dated August 4, 2003 to the Statement of Additional Information -
 Part II for CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III and CDC Nvest Companies Trust I dated May 1, 2003 and the Statement of Additional Information for CDC Nvest Cash Management Trust-Money Market Series and CDC Nvest Tax Exempt Money Market Trust dated September 1, 2002, as supplemented from time to time


Effective August 4, 2003 the following language is added as the second to last paragraph in the section entitled "How to Buy Shares":

At the discretion of the Distributor, Bank Trust Departments or Trust Companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information.

                                                                      SP196-0803